                                                                 EXHIBIT 10.10E

                               FIFTH AMENDMENT TO
                                 LOAN AGREEMENT

     This Amendment made this 20/th/ day of June, 1997 by and between SUNWEST BANK OF ALBUQUERQUE, NATIONAL ASSOCIATION, a national banking association ("BANK") and New Mexico Utilities, Inc. a New Mexico corporation ("BORROWER").

     WHEREAS, on January 25, 1995 Bank and Borrower entered into a certain Loan Agreement ("Agreement") pursuant to the terms and condition of which credit has been extended by Bank to Borrower;

     WHEREAS, Bank and Borrower entered into a First Amendment to Loan Agreement dated October 10, 1995 (the "First Amendment").

     WHEREAS, Bank and Borrower entered into a Second Amendment to Loan Agreement dated April 17, 1995 (the "Second Amendment").

     WHEREAS, Bank and Borrower entered into a Third Amendment to Loan Agreement dated July 16, 1996 (the "Third Agreement").

     WHEREAS, Bank and Borrower entered into a Fourth Amendment to Loan Agreement dated January 28, 1997, effective as of December 31, 1996 (the "Fourth Amendment"). (The Loan Agreement, First Amendment, Second Amendment, Third Amendment and Fourth Amendment collectively referred to as "Agreement").

     WHEREAS, Borrower and Lender are desirous of amending the Agreement upon the following terms and condition.

     FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which is hereby acknowledged by the undersigned, Bank and Borrower agree as follows:

     1. Paragraph 2. (a) (iii) shall be amended by deleting the phrase "March 31, 1996" and substituting therefor the phrase "April 30, 1998".

     2. Paragraph 3. shall be amended by deleting the phrase "The proceeds of Note A shall be used only to pay for utility system improvements. The proceeds of Note B shall be used for working capital purposes" and substituting therefor the phrase "General corporate purposes, working capital and utility systems improvements. Note B is to be used up to its maximum amount prior to advances on Note A. Payments will be applied first to note A until paid to zero then to Note B".

     3. Paragraph 9 (d) shall be amended by deleting the phrase "Borrower discontinues its business; or" and substituting therefor the phrase "Borrower discontinues its business; or its assets are obtained by any public entity through condemnation or purchased through actions authorized by the laws of the State of New Mexico. Should such actions be appealed by Borrower through actions authorized by the laws of the State of New Mexico, Bank may, in its option, waive such a default until conclusion of appeals.

     4. Paragraph 9 (h) shall be amended by deleting the phrase "Series A due March 12, 2002;" and substituting therefor the phrase "Series a due March 12, 2002, the First Mortgage Bonds, Series B, due 2006;"

     Except as expressly amended hereby, the terms and conditions of the Agreement and the documents executed and delivered in conjunction with the credit extended thereunder shall remain in full force and effect and are hereby ratified.

BORROWER:                              New Mexico Utilities, Inc.,
                                       a New Mexico corporation


                                       BY: /s/ROBERT L. SWARTWOUT
                                           ------------------------------------
                                           Robert L. Swartwout, President


GUARANTOR:                             Southwest Water Company,
                                       a Delaware corporation


                                       BY: /s/PETER J. MOERBEEK
                                           ------------------------------------
                                           Peter Moerbeek, Vice President
                                           Finance & Chief Financial Officer


BANK:                                  SUNWEST BANK OF ALBUQUERQUE,
                                       NATIONAL ASSOCIATION, a national
                                       association


                                       BY: /s/ DON K. PADGETT
                                           ------------------------------------
                                           Don K. Padgett,
                                           Senior Vice President

                                                                  Exhibit 10.10E

                           New Mexico Utilities Inc.
                           a New Mexico Corporation
SUNWEST BANK                    PROMISSORY NOTE
of Albuquerque, N.A.

P.O. Box 25500
Albuquerque, NM 87125-5500
(505) 765-2211
"BANK"                    "BORROWER"

                  New Mexico Utilities, Inc.
                   A New Mexico Corporation

    FOR VALUE RECEIVED, Borrower promises to pay to the order of Bank, its successors and assigns at Albuquerque, New Mexico (or such other place as the Bank may designate) (i) the principal amount of Three Million Five Hundred Thousand and no/100 Dollars ($3,500,000.00), or so much thereof as is advanced;
(ii) the fees and other charges as provided herein; and (iii) per annum interest on the outstanding principal balance from Date of Disbursement, until paid at the rate of [_] _____%; [_] 1.500% above the index rate for this loan which is the one-month LIBOR rate in effect from time to time and which is published by Wall Street Journal, with a minimum rate of N/A% per annum and a maximum rate of N/A% per annum. The initial index rate is 5.719%. Adjustments in the interest rate will be effective __ and may increase or decrease: [_] the amount of the regular payments; [_] the amount of interest payments; [_] the amount of the single or final payment. If the index rate is discontinued then the interest rate shall be the rate being charged by Bank on similar loans.



Borrower agrees to pay as follows:

[_] an Origination Fee of ___________ [_] on the date hereof [_] with the first advance hereunder.

[X] Other $10,000.00                   [X] on the date hereof [_] with the first
    advance hereunder.

[X] Interest on the 30th day of every single month beginning July 30, 1997, and continuing until this Note is paid in full.

[_] _____ payments of _____ of principal and interest on the _____ day of every
    _____ month beginning __________, 19__, and continuing until this Note is paid in full.

[_] _____ payments of _____ of principal and interest on the _____ day of every
    _____ month beginning __________, 19__, and continuing until this Note is paid in full.

[_] Other:

    This Loan is payable in full on April 30, 1998. Borrower must repay the outstanding principal balance of the loan and unpaid interest then due. The Bank is under no obligation to refinance the loan at that time.

    Borrower shall pay Bank a late charge of N/A% or N/A, whichever is less, of any installment not received by Bank within N/A days after the installment is due.

    All payments shall be applied first to reduce fees and charges other than interest, then to reduce principal.

[_] This is a multiple advance note and future principal advances are contemplated. No principal advances will be made after April 30, 1998.
[X] Repaying a part of the principal will entitle Borrower to additional advances unless an event of default has occurred, or the open-end feature has expired. [X] Repaying a part of the principal will not entitle Borrower to additional advances.

    Each of the following are events of default under this Note: (i) Failure to make a payment on time or in the amount due; (ii) Default under any document made in connection with or securing this Note; (iii) Borrower's default on any other loan or agreement with Bank; (iv) Borrower's death, incompetency, bankruptcy or insolvency;(v) any written statement or financial information provided by Borrower is untrue or inaccurate; or (vi) any other event which reasonably causes Bank to be insecure about being repaid or about the adequacy of the security for this Note.

    Upon the occurrence of any event of default contained in this Note or in any document securing this Note, Bank may (i) declare the principal amount, accrued interest thereon and fees and other charges provided in this Note, immediately due and payable without notice or demand and enforce its rights under any document securing the indebtedness evidenced by this Note, (ii) set off the amount Borrower owes Bank against any funds on deposit with Bank, (iii) if this is a multiple advance note, refuse to make any further advances under this Note, retain the proceeds of any checks, drafts, notes or other instruments or acceptances which it may hold or have in the process of collection the account of any of the makers, endorsers and guarantors hereof and may apply such proceeds (together with any funds on deposit withheld by Bank) to the payment of the indebtedness evidenced by this Note, and (v) use any remedy available under state or federal law.

    No delay or omission on the part of Bank in exercising any right hereunder shall operate as a waiver of such right or of any other right under this Note. A waiver on any occasion shall not be construed as a bar to, or waiver of, any such right or remedy on any future occasion.

    Every maker, endorser and guarantor of this Note, or the indebtedness represented hereby waives presentment, demand, notice, protest, and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this note and assents to any extension or postponement of the time of payment or other indulgence, to the addition or release of any other party or person primarily or secondarily liable on this note or to the addition or release of any security interest or collateral securing this note.

    Any time this Note is placed in the hands of an attorney for collection, or to defend or enforce any of the Bank's rights hereunder, Borrower shall pay to the Bank its reasonable attorneys' fees, together with all court costs and other expenses.

    If no default exists hereunder, Borrower may prepay at any time, without premium or fee, the entire indebtedness or any part thereof evidenced by this Note and prepayments shall be applied in the manner scheduled payments are applied unless Borrower directs Bank to apply such prepayment in reduction of the outstanding principal indebtedness. Partial prepayments shall not postpone the due date of any subsequent monthly installments or change the amount of such installments (other than the amount of interest) and shall not postpone the due date for payment of the indebtedness evidenced by this Note.

    Borrower has delivered and shall deliver to Bank within 120 days after the end of each annual accounting period of Borrower and at such other times as Bank may request, copies of its balance sheet, income statement, cash flow analysis, list of contingent liabilities and such other financial information as Bank may require, all in reasonable detail, and Borrower warrants and represents to Bank that the financial information delivered, and to be delivered, is and will be true and correct in all material respects, prepared in accordance with generally accepted accounting principles, consistently applied throughout the period indicated, within a time and in a form acceptable to Bank. Borrower shall also deliver to Bank copies of its federal income tax returns 30 days after filing, or if such return is not filed on or before its due date, Borrower shall deliver to Bank copies of the appropriate IRS extension form reflecting IRS approval of Borrower's request for extension, if required.

    Borrower acknowledges that a contract, promise or commitment to loan money or to grant, extend or renew credit or any modification thereof, in an amount greater that Twenty-Five Thousand Dollars ($25,000), not primarily for personal, family or household purposes, made by a financial institution shall not be enforceable unless in writing and signed by the party to be charged or that party's authorized representative.

[X] This Note is being executed pursuant to a Commercial Loan Agreement ("Agreement") dated 01/25/95, amended 10/10/95, 04/17/96, 07/16/96, 01/27/97, and 06/20/97, and to the extent the terms of this Note are inconsistent with the Agreement, the terms of the Agreement shall control.

This Note is secured by the following:

DATED this 20th day of June, 1997.

New Mexico Utilities, Inc.
a New Mexico Corporation


By: /s/ ROBERT L. SWARTWOUT               By: /s/ PETER J. MOERBEEK
    ----------------------------------        ----------------------------------
    Robert L. Swartwout, President            Peter J. Moerbeek, Vice President
                                              Finance and Chief Financial
                                              Officer

Borrower's Primary Business Address:      Borrower's Notice Address:
4700 Irving Blvd., N.W., Suite 201        4700 Irving Blvd., N.W., Suite 201
Albuquerque, NM 87114                     Albuquerque, NM 87114

Borrower's Telephone Number:              TIN/SS#:  85-0205240
  Business (505) 898-2661

                           New Mexico Utilities Inc
                           A New Mexico Corporation
SUNWEST BANK                    PROMISSORY NOTE
of Albuquerque, N.A.

P.O. Box 25500
Albuquerque, NM  87125-5500
(505) 765-2211
"BANK"                      "BORROWER"

                    New Mexico Utilities, Inc.
                     A New Mexico Corporation

    FOR VALUE RECEIVED, Borrower promises to pay to the order of Bank, its successors and assigns at Albuquerque, New Mexico (or such other place as the Bank may designate) (i) the principal amount of Five Hundred Thousand and No/100 Dollars ($500,000.00), or so much thereof as is advanced; (ii) the fees and other charges as provided herein; and (iii) per annum interest on the outstanding principal balance from June 5, 1997, until paid at the rate of [_] ______%; [X] 1.750% above the index rate for this loan which is the one-month LIBOR Rate in effect from time to time and which is published by Wall Street Journal, with a minimum rate of N/A% per annum and a maximum rate of N/A% per annum. The initial index rate is 5.719%. Adjustments in the interest rate will be effective ___________ and may increase or decrease: [_] the amount of the regular payments; [_] the amount of interest payments; [_] the amount of the single or final payment. If the index rate is discontinued then the interest rate shall be the rate being charged by Bank on similar loans.

Borrower agrees to pay as follows:

[_] an Origination Fee of __________ [_] on the date hereof [_] with the first advance hereunder

[_] Other ____________                [_] on the date hereof [_] with the first
    advance hereunder

[X] Interest on the 30th day of every single month beginning July 30, 1997, and continuing until this Note is paid in full.

[_] _____ payments of _____ of principal and interest on the _____ day of every
    _____ month beginning ____________, 19__, and continuing until this Note is paid in full.

[_] _____ payments of _____ of principal and interest on the _____ day of every
    _____ month beginning ____________, 19__, and continuing until this Note is paid in full.

[_] Other:

    This Loan is payable in full on April 30, 1998. Borrower must repay the outstanding principal balance of the loan and unpaid interest then due. The Bank is under no obligation to refinance the loan at that time.

    Borrower shall pay Bank a late charge of N/A% or N/A, whichever is less, of any installment not received by Bank within N/A days after the installment is due.

    All payments shall be applied first to reduce fees and charges other than interest, then to reduce interest, then to reduce principal.

[X] This is a multiple advance note and future principal advances are contemplated. No principal advances will be made after April 30, 1998.
[X] Repaying a part of the principal will entitle Borrower to additional advances unless an event of default has occurred, or the open-end feature has expired. [_] Repaying a part of the principal will not entitle Borrower to additional advances.

    Each of the following are events of default under this Note: (i) Failure to make a payment on time or in the amount due; (ii) Default under any document made in connection with or securing this Note; (iii) Borrower's default on any other loan or agreement with Bank; (iv) Borrower's death, incompetency, bankruptcy or insolvency;(v) any written statement or financial information provided by Borrower is untrue or inaccurate; or (vi) any other event which reasonably causes Bank to be insecure about being repaid or about the adequacy of the security for this Note.

    Upon the occurrence of any event of default contained in this Note or in any document securing this Note, Bank may (i) declare the principal amount, accrued interest thereon and fees and other charges provided in this Note, immediately due and payable without notice or demand and enforce its rights under any document securing the indebtedness evidenced by this Note, (ii) set off the amount Borrower owes Bank against any funds on deposit with Bank, (iii) if this is a multiple advance note, refuse to make any further advances under this Note, retain the proceeds of any checks, drafts, notes or other instruments or acceptances which it may hold or have in the process of collection the account of any of the makers, endorsers and guarantors hereof and may apply such proceeds (together with any funds on deposit withheld by Bank) to the payment of the indebtedness evidenced by this Note, and (v) use any remedy available under state or federal law.

    No delay or omission on the part of Bank in exercising any right hereunder shall operate as a waiver of such right or of any other right under this Note. A waiver on any occasion shall not be construed as a bar to, or waiver of, any such right or remedy on any future occasion.

    Every maker, endorser and guarantor of this Note, or the indebtedness represented hereby waives presentment, demand, notice, protest, and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this note and assents to any extension or postponement of the time of payment or other indulgence, to the addition or release of any other party or person primarily or secondarily liable on this note or to the addition or release of any security interest or collateral securing this note.

    Any time this Note is placed in the hands of an attorney for collection, or to defend or enforce any of the Bank's rights hereunder, Borrower shall pay to the Bank its reasonable attorneys' fees, together with all court costs and other expenses.

    If no default exists hereunder, Borrower may prepay at any time, without premium or fee, the entire indebtedness or any part thereof evidenced by this Note and prepayments shall be applied in the manner scheduled payments are applied unless Borrower directs Bank to apply such prepayment in reduction of the outstanding principal indebtedness. Partial prepayments shall not postpone the due date of any subsequent monthly installments or change the amount of such installments (other than the amount of interest) and shall not postpone the due date for payment of the indebtedness evidenced by this Note.

    Borrower has delivered and shall deliver to Bank within 120 days after the end of each annual accounting period of Borrower and at such other times as Bank may request, copies of its balance sheet, income statement, cash flow analysis, list of contingent liabilities and such other financial information as Bank may require, all in reasonable detail, and Borrower warrants and represents to Bank that the financial information delivered, and to be delivered, is and will be true and correct in all material respects, prepared in accordance with generally accepted accounting principles, consistently applied throughout the period indicated, within a time and in a form acceptable to Bank. Borrower shall also deliver to Bank copies of its federal income tax returns 30 days after filing, or if such return is not filed on or before its due date, Borrower shall deliver to Bank copies of the appropriate IRS extension form reflecting IRS approval of Borrower's request for extension, if required.

    Borrower acknowledges that a contract, promise or commitment to loan money or to grant, extend or renew credit or any modification thereof, in an amount greater that Twenty-Five Thousand Dollars ($25,000), not primarily for personal, family or household purposes, made by a financial institution shall not be enforceable unless in writing and signed by the party to be charged or that party's authorized representative.

    [X] This Note is being executed pursuant to a Commercial Loan Agreement ("Agreement") dated 01/25/95, amended 10/10/95, 04/17/96, 07/16/96, 01/27/97,
06/20/97, and to the extent the terms of this Note are inconsistent with the Agreement, the terms of the Agreement shall control.

This Note is secured by the following:

DATED this 20th day of June, 1997.

New Mexico Utilities, Inc.
a New Mexico Corporation

By: /s/ ROBERT L. SWARTWOUT               By: /s/ PETER J. MOERBEEK
    ----------------------------------        ----------------------------------
    Robert L. Swartwout, President            Peter J. Moerbeek, Vice President,
                                              Finance and Chief Financial
                                              Officer

Borrower's Primary Business Address:      Borrower's Notice Address:
4700 Irving Blvd., N.W., Suite 201        4700 Irving Blvd., N.W., Suite 201
Albuquerque, NM 87114                     Albuquerque, NM 87114

Borrower's Telephone Number:              TIN/SS#:  85-0205240
  Business (505) 898-2661